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                                                                    Exhibit 99.1


                                                               EXECUTION VERSION










                          AGREEMENT AND PLAN OF MERGER

                                  By and Among

                           AIP GENERAL PARTNER, INC.,

                                   AIP, INC.,

                        TURNWORKS ACQUISITION III, INC.,

                                       and

                                 TURNWORKS, INC.

                          Dated as of December 19, 2001



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                                TABLE OF CONTENTS
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                                                                                                                PAGE
                                                                                                                ----
ARTICLE I             THE MERGERS; DIRECTORS AND OFFICERS OF THE COMPANY..........................................3

         SECTION 1.01 The Merger..................................................................................3
         SECTION 1.02 Effective Time of the Merger; Closing.......................................................3
         SECTION 1.03 Certificate of Incorporation and Bylaws.....................................................4
         SECTION 1.04 Directors and Officers......................................................................4

ARTICLE II            CONVERSION OF SECURITIES; ISSUANCE OF NEW SECURITIES; EXCHANGE OF CERTIFICATES..............4

         SECTION 2.01 Conversion of Securities; Issuance of New Securities........................................4
         SECTION 2.02 Exchange of Certificates....................................................................5
         SECTION 2.03 Stock Transfer Books........................................................................8

ARTICLE III           REPRESENTATIONS AND WARRANTIES OF C GP AND C INC............................................8

         SECTION 3.01 Organization and Qualification..............................................................8
         SECTION 3.02 Certificate of Incorporation and Bylaws.....................................................9
         SECTION 3.03 Capitalization..............................................................................9
         SECTION 3.04 Authority Relative to this Agreement.......................................................10
         SECTION 3.05 No Conflict; Required Filings and Consents.................................................10
         SECTION 3.06 Permits; Compliance........................................................................11
         SECTION 3.07 Absence of Litigation......................................................................12
         SECTION 3.08 Operations and Liabilities.................................................................12
         SECTION 3.09 Takeover Laws..............................................................................12
         SECTION 3.10 Brokers; Expenses..........................................................................14

ARTICLE IV            REPRESENTATIONS AND WARRANTIES OF TW AND THE COMPANY.......................................14

         SECTION 4.01 Organization and Qualification; Operations.................................................14
         SECTION 4.02 Certificate of Incorporation and Bylaws....................................................15
         SECTION 4.03 Capitalization.............................................................................15
         SECTION 4.04 Authority Relative to this Agreement.......................................................15
         SECTION 4.05 No Conflict; Required Filing and Consent...................................................15
         SECTION 4.06 Absence of Litigation......................................................................16
         SECTION 4.07 Registration Statement and Prospectus......................................................16
         SECTION 4.08 Brokers....................................................................................16
         SECTION 4.09 No Operations or Liabilities...............................................................17

ARTICLE V             CONDUCT OF BUSINESS PENDING THE MERGER.....................................................17

         SECTION 5.01 Conduct of Business by C GP, C Inc. and C Pending the Merger...............................17
         SECTION 5.02 Conduct of Business by the Company Pending the Merger......................................18

ARTICLE VI            ADDITIONAL AGREEMENTS......................................................................18

         SECTION 6.01 Registration Statement; Trust Indenture Act Qualification..................................18
         SECTION 6.02 Access to Information; Confidentiality.....................................................19

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                                TABLE OF CONTENTS
                                   (CONTINUED)
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                                                                                                                PAGE
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         SECTION 6.03 Further Action; Consents; Filings..........................................................19
         SECTION 6.04 Notification Requirements..................................................................20
         SECTION 6.05 Plan of Reorganization.....................................................................20
         SECTION 6.06 Public Announcements.......................................................................21
         SECTION 6.07 Conveyance Taxes...........................................................................21
         SECTION 6.08 Listing Application........................................................................21
         SECTION 6.09 Takeover Statute...........................................................................21

ARTICLE VII           CONDITIONS TO THE MERGER...................................................................22

         SECTION 7.01 Conditions to the Obligations of Each Party................................................22
         SECTION 7.02 Conditions to the Obligations of C GP and C Inc............................................23
         SECTION 7.03 Conditions to the Obligations of the Company...............................................23

ARTICLE VIII          TERMINATION, AMENDMENT AND WAIVER..........................................................23

         SECTION 8.01 Termination................................................................................23
         SECTION 8.02 Effect of Termination......................................................................24
         SECTION 8.03 Amendment..................................................................................25
         SECTION 8.04 Waiver.....................................................................................25
         SECTION 8.05 Expenses...................................................................................25

ARTICLE IX            GENERAL PROVISIONS.........................................................................25

         SECTION 9.01 Non-Survival of Representations, Warranties and Agreements.................................25
         SECTION 9.02 Notices....................................................................................25
         SECTION 9.03 Certain Definitions........................................................................26
         SECTION 9.04 Assignment; Binding Effect; Benefit........................................................27
         SECTION 9.05 Incorporation of Exhibits..................................................................27
         SECTION 9.06 Specific Performance.......................................................................27
         SECTION 9.07 Governing Law; Jurisdiction; Waiver of Jury Trial..........................................28
         SECTION 9.08 Headings...................................................................................28
         SECTION 9.09 Counterparts...............................................................................28
         SECTION 9.10 Entire Agreement...........................................................................28
         SECTION 9.11 Mutual Drafting............................................................................28

Exhibit A        Form of Tax Certificate of the Company
Exhibit B        Form of Tax Certificate of CGP and C Inc.

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                            Glossary of Defined Terms

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

Definition                                                                                      Location of Defined Terms
----------                                                                                      -------------------------
A...................................................................................................     Recitals
A Corporate Merger..................................................................................     Recitals
A LLC Merger........................................................................................     Recitals
A Merger............................................................................................     Recitals
A Principal Holders.................................................................................     Recitals
A/B Effective Time..................................................................................     Recitals
A/B Merger Agreement................................................................................     Recitals
A/B Mergers.........................................................................................     Recitals
Advisory Agreements.................................................................................     Section 4.08(a)
affiliate...........................................................................................     Section 9.03(a)
Agreement...........................................................................................     Preamble
AMEX................................................................................................     Section 3.05(b)
ancillary agreements................................................................................     Section 9.03(b)
B...................................................................................................     Recitals
B Common Stock......................................................................................     Section 3.03(c)
B LLC Merger........................................................................................     Recitals
B Merger............................................................................................     Recitals
B Parent Merger.....................................................................................     Recitals
B Rights Agreement..................................................................................     Section 3.10(c)
B Series B Special Preferred Stock..................................................................     Recitals
Blue Sky Laws.......................................................................................     Section 3.05(b)
business day........................................................................................     Section 9.03(c)
C...................................................................................................     Recitals
C Contracts........................................................................................      Section 3.08(b)
C GP................................................................................................     Preamble
C GP Cash Consideration.............................................................................     Section 2.01(b)(i)
C GP Common Stock...................................................................................     Section 2.01(b)(i)
C GP Exchange Ratio.................................................................................     Section 2.01(b)(i)
C Inc...............................................................................................     Preamble
C Inc. Cash Consideration...........................................................................     Section 2.01(b)(ii)
C Inc. Class A Common Stock.........................................................................     Section 2.01(b)(ii)
C Inc. Class B Common Stock.........................................................................     Section 2.01(b)(ii)
C Inc. Common Stock.................................................................................     Section 2.01(b)(ii)
C Inc. Exchange Ratio...............................................................................     Section 2.01(b)(ii)
C LLC...............................................................................................     Recitals
C Partnership Agreement.............................................................................     Section 3.01(b)
C Permits...........................................................................................     Section 3.06
C Voting Agreement..................................................................................     Recitals
Cash Consideration..................................................................................     Section 2.01(b)(ii)
Certificates........................................................................................     Section 2.02(b)
Certificate of Merger...............................................................................     Section 1.02(a)
Closing.............................................................................................     Section 1.02(b)
Closing Date........................................................................................     Section 1.02(b)

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                                      iii
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

Definition                                                                                      Location of Defined Terms
----------                                                                                      -------------------------
Code................................................................................................     Recitals
Company.............................................................................................     Preamble
Company Common Stock................................................................................     Section 2.01(b)(i)
Confidential Information............................................................................     Section 6.02(a)
Control.............................................................................................     Section 9.03(d)
controlled by.......................................................................................     Section 9.03(d)
Converted Shares....................................................................................     Section 2.02(b)
DGCL ...............................................................................................     Recitals
DLLCA...............................................................................................     Recitals
DOT.................................................................................................     Section 3.05(b)
Drop-Down Condition.................................................................................     Recitals
Effective Time......................................................................................     Section 1.02(a)
Exchange Act........................................................................................     Section 3.05(b)
Exchange Agent......................................................................................     Section 2.02(a)
Exchange Agent Agreement ...........................................................................     Section 2.02(a)
Expense Payment Agreement...........................................................................     Section 8.05
FAA.................................................................................................     Section 3.01(a)
FCC.................................................................................................     Section 3.05(b)
Federal Aviation Act................................................................................     Section 3.01(a)
Fractional Amounts..................................................................................     Section 2.02(f)
Governmental Authority..............................................................................     Section 3.05(b)
HBCA................................................................................................     Recitals
HSR Act.............................................................................................     Section 3.05(b)
Indenture...........................................................................................     Section 2.01(b)(i)
knowledge...........................................................................................     Section 9.03(e)
known...............................................................................................     Section 9.03(e)
Law.................................................................................................     Section 3.05(a)
Liens...............................................................................................     Section 3.01(b)
Merger..............................................................................................     Recitals
Minimum Denomination................................................................................     Section 2.02(f)
MMC.................................................................................................     Section 4.08(a)
MMC Advisory Agreement..............................................................................     Section 4.08
Newco A Corporation.................................................................................     Recitals
Newco A LLC.........................................................................................     Recitals
Newco A Sub.........................................................................................     Recitals
Newco B LLC.........................................................................................     Recitals
Notes ..............................................................................................     Section 2.01(b)(i)
Order...............................................................................................     Section 6.03(b)
Person..............................................................................................     Section 3.09
person..............................................................................................     Section 9.03(f)
Prospectus..........................................................................................     Section 6.01(a)
PSE.................................................................................................     Section 3.05(b)
Registration Statement..............................................................................     Section 6.01(a)
Representatives.....................................................................................     Section 6.02(a)
SEC.................................................................................................     Section 6.01(a)

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

Definition                                                                                      Location of Defined Terms
----------                                                                                      -------------------------
Securities Act......................................................................................     Section 3.05(b)
Share...............................................................................................     Section 2.02(b)
SMC.................................................................................................     Section 4.08(a)
SMC/Adams Advisory Agreement........................................................................     Section 4.08(a)
Stockholders Agreements.............................................................................     Recitals
subsidiaries........................................................................................     Section 9.03(g)
subsidiary..........................................................................................     Section 9.03(g)
Surviving Corporation...............................................................................     Section 1.01
Tax.................................................................................................     Section 3.09
Taxable.............................................................................................     Section 3.09
Taxes...............................................................................................     Section 3.09
Taxing Authority....................................................................................     Section 3.09
Tax Return(s).......................................................................................     Section 3.09
Terminating C Breach................................................................................     Section 8.01(d)
Terminating Company Breach..........................................................................     Section 8.01(c)
Trust Indenture Act.................................................................................     Section 3.05(b)
TW..................................................................................................     Preamble
TW Advisory Agreement...............................................................................     Section 4.08(a)
under common control with...........................................................................     Section 9.03(d)
U.S. GAAP...........................................................................................     Section 3.09
WARN................................................................................................     Section 3.05(b)

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                                       v
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                          AGREEMENT AND PLAN OF MERGER

                  AGREEMENT AND PLAN OF MERGER, dated as of December 19, 2001
(this "AGREEMENT"), among AIP General Partner, Inc., a Delaware corporation ("C
GP"), AIP, Inc., a Delaware corporation ("C INC."), TurnWorks Acquisition III,
Inc., a wholly-owned subsidiary of TurnWorks, Inc. and a Delaware corporation
(the "COMPANY"), and TurnWorks, Inc., the sole stockholder of the Company and a Texas corporation ("TW").

                              W I T N E S S E T H:

                  WHEREAS, pursuant to the Agreement and Plan of Merger, dated as of the date hereof, among Aloha Airgroup, Inc., a Hawaii corporation ("A"), Hawaiian Airlines, Inc., a Hawaii corporation ("B"), the Company and TW (the
"A/B MERGER AGREEMENT"), immediately after the Effective Time (as defined below) and at the effective time of the A/B Mergers (as defined below) (the "A/B
EFFECTIVE TIME"), on the terms and subject to the conditions in the A/B Merger
Agreement, INTER ALIA, (a) (i) A will, in accordance with the Hawaii Business
Corporation Act, as amended (the "HBCA"), and the Delaware General Corporation
Law, as amended (the "DGCL"), merge with and into a wholly-owned subsidiary of the Company to be organized as a single-member Delaware limited liability company ("NEWCO A LLC"), with Newco A LLC as the surviving entity (the "A LLC
MERGER") or (ii) if, immediately prior to the Effective Time, (y) the A LLC
Merger or the B LLC Merger (as defined below) would not be permitted by applicable Law (as defined below) or (z) if any of the conditions to Closing (as defined below) in Article VIII of the A/B Merger Agreement would not be satisfied or waived if the A LLC Merger or the B LLC Merger were to be effected but would be satisfied or waived if the A Corporation Merger (as defined below) and the B Parent Merger (as defined below) were to be effected (each such condition, a "DROP-DOWN CONDITION"), A will, in accordance with the HBCA, and the Delaware General Corporation Law, as amended, merge with and into a wholly-owned subsidiary of the Company to be organized as a Delaware corporation
("NEWCO A CORPORATION," it being understood that references herein to "NEWCO A
SUB" shall be deemed to refer to Newco A LLC (or, if any Drop-Down Condition is satisfied, Newco A Corporation)), with Newco A Corporation as the surviving corporation (the "A CORPORATION MERGER," it being understood that references herein to the "A MERGER" shall be deemed to refer to the A LLC Merger (or, if any Drop-Down Condition is satisfied, the A Corporation Merger)); (b) (i) B will, in accordance with the HBCA and the Delaware Limited Liability Company Act
(the "DLLCA"), merge with and into a wholly-owned subsidiary of the Company to be organized as a single-member Delaware limited liability company ("NEWCO B
LLC"), with Newco B LLC as the surviving entity (the "B LLC MERGER") or (ii) if any Drop-Down Condition is satisfied, B will, in accordance with the HBCA and the DGCL, merge with and into the Company, with the Company as the surviving corporation (the "B PARENT MERGER" it being understood that references herein to the "B MERGER" shall refer to the B LLC Merger (or, if any Drop-Down Condition is satisfied, the B Parent Merger), and references herein to the "A/B MERGERS" shall refer collectively to the A Merger and the B Merger, but not the C
Merger); (c) the stockholders of A will have their shares converted into the right to receive shares of capital stock of the Company; and (d) the stockholders of B (other than the Company) will have their shares converted into the right to receive shares of capital stock of the Company and Notes (as defined below);


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                  WHEREAS, Airline Investors Partnership, L.P., a Delaware
limited partnership ("C"), beneficially owns shares of capital stock of B representing at least 53% of the issued and outstanding capital stock of B, and has entered into a Voting Agreement for the benefit of A and the Company (the "C
VOTING Agreement") pursuant to which C has committed, INTER ALIA, on the terms set forth in the C Voting Agreement, to vote its shares of capital stock of B in favor of the adoption and approval of the A/B Agreement and the ancillary agreements (as defined below) and the transactions contemplated hereby and thereby;

                  WHEREAS, C GP is the sole general partner, and C Inc. is the sole limited partner, of C;

                  WHEREAS, the respective Boards of Directors of each of C GP, C
Inc., the Company and TW have each approved and adopted this Agreement and the transactions contemplated by this Agreement in each case after making a determination that this Agreement and such transactions are advisable and fair to, and in the best interests of, such company and its stockholders;

                  WHEREAS, TW, as sole stockholder of the Company, and the stockholders of each of C GP and C Inc., have approved and adopted this Agreement and the transactions contemplated by this Agreement;

                  WHEREAS, (a) immediately prior to the Effective Time, (i) the stockholders of each of C GP and C Inc. will form a Delaware limited liability company ("C LLC") and will contribute all of the outstanding shares of capital stock of C GP and C Inc., respectively, to C LLC in exchange for interests therein, and (ii) C will transfer its shares of Series B Special Preferred
Stock, par value $.01 per share, of B (the "B SERIES B SPECIAL PREFERRED STOCK") to John W. Adams for an aggregate purchase price of $4.00, and (b) at the Effective Time, (i) each of C GP and C Inc. will, in accordance with the DGCL, merge with and into the Company, with the Company as the surviving corporation in each such merger (such mergers, collectively, the "MERGER"), (ii) C LLC will have its shares of capital stock of C GP and C Inc. converted into the right to receive shares of capital stock of the Company, Notes and $10,000,000 in cash in the aggregate, and (iii) C will cease to exist;

                  WHEREAS, for federal income tax purposes, it is intended that
(i) the Merger shall qualify as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "CODE"), and (ii) C LLC will recognize no gain or loss for federal income tax purposes on the receipt of shares as a result of the consummation of the Merger (except with respect to any cash or Notes received);

                  WHEREAS, a voting trust to be formed (which will hold the shares of capital stock of A held by the A Principal Stockholders and by certain related parties (the "A VOTING TRUST")), C LLC, TW and the Company will enter into a Stockholders Agreement (the "STOCKHOLDERS AGREEMENT") in the form attached to the A/B Merger Agreement as EXHIBIT A and as a condition to the Closing, setting forth, INTER ALIA, certain governance and other arrangements among such holders and the Company, including with respect to the issuance of special preferred stock of the Company;


                                       2
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                  WHEREAS, the A Voting Trust, C LLC, Smith Management LLC
("SMC"), which is an affiliate of C, TW and the Company will enter into a
Registration Rights Agreement (the "REGISTRATION RIGHTS AGREEMENT") in the form attached to the A/B Merger Agreement as EXHIBIT B and as a condition to the
Closing; and

                  WHEREAS, certain principal stockholders of A (the "A PRINCIPAL
HOLDERS"), C LLC, Smith Management LLC ("SMC"), which is an affiliate of C, TW and the Company will enter into a Stockholders Agreement and a Registration
Rights Agreement (collectively, the "STOCKHOLDERS AGREEMENTS"), in the forms attached to the A/B Merger Agreement as EXHIBIT A and EXHIBIT B, respectively, and as a condition to the closing of the A/B Mergers, setting forth, INTER ALIA, certain governance and other arrangements among such holders and the Company, including with respect to the issuance of special preferred stock of the Company, which shall become effective at the A/B Effective Time.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, C GP, C Inc., the Company and TW hereby agree as follows:

                                    ARTICLE I

               THE MERGERS; DIRECTORS AND OFFICERS OF THE COMPANY

                  SECTION 1.01 THE MERGER. Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the DGCL, at the Effective Time, each of C GP and C Inc. shall be merged with and into the Company. The Company shall be the surviving corporation (the "SURVIVING
CORPORATION") in the Merger and shall continue its corporate existence under the DGCL, and the separate corporate existence of each of C GP and C Inc. shall cease. The effects and the consequences of the Merger shall be as set forth in this Agreement and the DGCL.

                  SECTION 1.02 EFFECTIVE TIME OF THE MERGER; CLOSING. (a)
Subject to the conditions of this Agreement, the parties shall cause the Merger to be consummated by filing a certificate of merger (the "CERTIFICATE OF
MERGER") with respect to the Merger complying with Section 251(c) of the DGCL with the Secretary of State of the State of Delaware on the Closing Date (as defined below). The Merger shall become effective upon such filing or at such time thereafter as the parties shall agree and as shall be provided in the Certificate of Merger (the "EFFECTIVE TIME"); PROVIDED, that such Effective Time shall be prior to, but on the same day as, the A/B Effective Time.

                  (b) Subject to the terms and conditions of this Agreement, the closing of the Merger and all related transactions contemplated by this Agreement and the ancillary agreements (the "CLOSING") shall take place at the offices of Cleary, Gottlieb, Steen & Hamilton in New York, New York at 10:00
A.M., local time, as promptly as practicable (and in any event within three business days) after the last of the conditions set forth in Article VII hereof is fulfilled or waived (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions at the Closing), or at such other time and


                                       3
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date and place as the parties shall mutually agree. The date on which the
Closing occurs is referred to herein as the "CLOSING DATE".

                  (c) The Merger shall have the effects set forth in the DGCL, including without limitation, Section 259 of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the properties, rights, privileges, immunities, powers and franchises of C GP and C
Inc. shall vest in the Surviving Corporation, and all debts, liabilities, obligations and duties of C GP and C Inc. shall become the debts, liabilities, obligations and duties of the Surviving Corporation.

                  (d) A Certificate of Cancellation of C shall be filed with the Secretary of State of the State of Delaware immediately after the Effective Time to evidence the dissolution of C in the public record.

                  SECTION 1.03 CERTIFICATE OF INCORPORATION AND BYLAWS. At the
Effective Time, the Certificate of Incorporation and the Bylaws of the Company shall be the Certificate of Incorporation and Bylaws of the Surviving
Corporation until thereafter changed or amended either (a) as provided therein or by the DGCL, in the case of such Certificate of Incorporation, or (b) as provided therein, by the Certificate of Incorporation or by the DGCL, in the case of such Bylaws.

                  SECTION 1.04 DIRECTORS AND OFFICERS. At the Effective Time, the directors and officers of the Company shall be the directors and officers of the Surviving Corporation, and each such director and officer shall hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving
Corporation, until his or her death, resignation or removal or until his or her successor is duly elected or appointed and qualified.

                                   ARTICLE II

 CONVERSION OF SECURITIES; ISSUANCE OF NEW SECURITIES; EXCHANGE OF CERTIFICATES

                  SECTION 2.01 CONVERSION OF SECURITIES; ISSUANCE OF NEW
SECURITIES. (a) Prior to the Effective Time, each of C GP and C Inc. shall form
C LLC pursuant to and in accordance with the DLLCA, by filing a Certificate of Formation with the Secretary of State of the State of Delaware, and cause each of its stockholders to contribute all of the outstanding shares of capital stock of C GP and C Inc., respectively, to C LLC in exchange for limited liability company interests therein. The limited liability company agreement of C LLC shall provide, INTER ALIA, that (a) John W. Adams (or his successor, who shall be a "citizen of the United States," as defined below) shall be the sole managing member of C LLC and shall have sole voting power with respect to any shares of capital stock or other securities of any person held by C LLC, (b) at least two-thirds of the board of managers and officers of C LLC shall at all times be comprised of "citizens of the United States" (as defined in the Federal
Aviation Act (as defined below)) and (c) any members of C LLC who are not such "citizens of the United States" shall irrevocably delegate all voting power over C LLC to John W. Adams (or his successor who shall be a "citizen of the United
States," as defined below).


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                  (b) At the Effective Time, by virtue of the Merger without any action on the part of any holder of any capital stock of C GP, C Inc. or the
Company:

                  (i) each share of Common Stock, par value $.01 per share, of C
         GP ("C GP COMMON STOCK") issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive (A)
         363.636 validly issued, fully paid and nonassessable shares of Common
         Stock, par value $.0001 per share, of the Company (the "COMPANY COMMON
         STOCK")(the "C GP EXCHANGE RATIO"), (B) subject to Section 2.02(f),
         $727.272 principal amount of the same issue of Notes due 2008 of the Company (the "NOTES"), which are to be issued under the indenture referred to in A/B Merger Agreement (the "INDENTURE") and (C) a cash payment (the "C GP CASH CONSIDERATION") equal to the quotient of $200,000 divided by the number of such shares of C GP Common Stock;

                  (ii) each share of Class A Common Stock, par value $.01 per share, of C Inc. (the "C INC. CLASS A COMMON Stock") and each share of
         Class B Common Stock, par value $.01 per share, of C Inc. (the "C INC.
         CLASS B COMMON STOCK" and, collectively with the C Inc. Class A Common
         Stock, the "C INC. COMMON STOCK"), issued and outstanding immediately prior to the Effective Time, shall be converted into the right to receive (A) 17,818.182 validly issued, fully paid and nonassessable shares of Company Common Stock (the "C INC. EXCHANGE RATIO"), (B) subject to Section 2.02(f), $35,636.364 principal amount of Notes and
         (C) a cash payment (the "C INC. CASH CONSIDERATION" and, collectively with the C GP Cash Consideration, the "CASH CONSIDERATION") equal to the quotient of $9,800,000 divided by the number of such shares of C
         Inc. Common Stock; and

                  (iii) each share of common stock of the Company issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding and unchanged as validly issued, fully paid and nonassessable securities of the Surviving Corporation.

                  SECTION 2.02 EXCHANGE OF CERTIFICATES. (a) EXCHANGE AGENT. As soon as practicable after the Effective Time, the Company shall deposit with such bank or trust company mutually agreeable to the Company, C GP and C Inc.
(the "EXCHANGE AGENT"), certificates evidencing a sufficient number of shares of Company Common Stock issuable pursuant to Section 2.01 and (ii) a sufficient number of Notes with sufficient principal amounts issuable pursuant to Section
2.01, all pursuant to an agreement to be entered into prior to the Effective
Time between the Company and the Exchange Agent (the "EXCHANGE AGENT
AGREEMENT").

                  (b) EXCHANGE PROCEDURES. As soon as practicable after the Effective Time, the Company shall cause the Exchange Agent to deliver to each holder of a certificate or certificates (the "CERTIFICATES") that immediately prior to the Effective Time evidenced outstanding shares of capital stock of C
GP and C Inc. (each, a "SHARE"), including, without limitation, C GP Common
Stock, C Inc. Class A Common Stock and C Inc. Class B Common Stock, that were converted (the "CONVERTED SHARES") into the right to receive shares of Company
Common Stock, Notes and Cash Consideration pursuant to Section 2.01, (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon actual


                                       5
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delivery of the Certificates to the Exchange Agent) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for certificates representing shares of Company Common Stock, Notes and Cash Consideration. Upon
surrender of a Certificate to the Exchange Agent for cancellation (or to such other agent or agents as may be appointed by the Company), together with a duly executed letter of transmittal and such other documents as the Exchange Agent shall require, the holder of such Certificate shall be entitled to receive in exchange therefor (A) one or more shares of Company Common Stock (which shall be in a physical certificate) representing, in the aggregate, the whole number of shares that such holder has the right to receive pursuant to Section 2.01 after taking into account, in the case of holders of Certificates that immediately prior to the Effective Time evidenced outstanding shares of C GP Common Stock, all shares of C GP Common Stock then held by such holder, and in the case of holders of Certificates that immediately prior to the Effective Time evidenced outstanding shares of C Inc. Common Stock, all shares of C Inc. Common Stock then held by such holder,) (B) subject to Section 2.02(f), one or more Notes
(which shall be in a physical note) with an aggregate principal amount equal to the amount that such holder is entitled to receive pursuant to Section 2.01, and
(C) a check (or wire transfer of funds to an account designated by such holder)
in the amount equal to the cash (which shall under no circumstances include any interest) that such holder has the right to receive pursuant to the provisions of this Article II in respect of Cash Consideration, dividends and other distributions pursuant to Section 2.02(c), cash in lieu of Fractional Amounts pursuant to Section 2.02(f) and interest and other amounts payable on the Notes pursuant to their terms. Each Certificate surrendered pursuant to the previous sentence shall forthwith be canceled. No interest shall accrue or be payable under this Section 2.02 except that interest shall accrue and be payable with respect to the Notes only to the extent that the Notes, by their terms, specifically provide for the accrual and payment of interest. No interest or other amount payable after the Effective Time with respect to the Notes shall be paid to the holder of any unsurrendered Certificate until the holder thereof surrenders such Certificate. Until so surrendered and exchanged, each such
Certificate shall, after the Effective Time, be deemed to represent only the right to receive shares of Company Common Stock, Notes and cash (each to the extent applicable), and until such surrender or exchange, no such shares of
Company Common Stock, Notes or cash shall be delivered to the holder of such outstanding Certificate in respect thereof. In the event of a transfer of ownership of Converted Shares that is not registered in the transfer records of
C GP or C Inc., as the case may be, a certificate evidencing the proper number of shares of Company Common Stock, together with any dividends or other distributions to which the holder of such Converted Shares is entitled pursuant to Section 2.02(c), Notes with the proper principal amount, together with any cash in lieu of Fractional Amounts to which such holder is entitled pursuant to
Section 2.02(f) and any interest or other amounts payable to which such holder is entitled by their terms, and the Cash Consideration may be issued to a transferee if the Certificate evidencing such Converted Shares is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid.

                  (c) DISTRIBUTIONS WITH RESPECT TO UNEXCHANGED SHARES OF
COMPANY COMMON STOCK. No dividends or other distributions declared or made after the Effective Time with respect to shares of Company Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered
Certificate with respect to the shares of Company Common Stock evidenced thereby, until the holder of such Certificate shall surrender such Certificate.
Subject to the effect of escheat, tax or other applicable Laws (as defined below),


                                       6

following surrender of any such Certificate, there shall be paid to the holder of the certificates evidencing shares of Company Common Stock issued in exchange therefor, without interest, (i) the amount of dividends or other distributions with a record date after the Effective Time and theretofore paid with respect to such shares of Company Common Stock and (ii) at the appropriate payment date, the amount of dividends or other distributions, with a record date after the Effective Time but prior to surrender and a payment date occurring after surrender, payable with respect to such shares of Company Common Stock.

                  (d) NO FURTHER RIGHTS IN CONVERTED SHARES. All shares of Company Common Stock, Notes and Cash Consideration issued and paid in exchange for Converted Shares in accordance with the terms hereof (including any amounts paid pursuant to Section 2.02(c) or 2.02(f)) shall be deemed to have been issued and paid in full satisfaction of all rights pertaining to such Converted Shares.

                  (e) NO FRACTIONAL SHARES. No certificates or scrip evidencing fractional shares of Company Common Stock shall be issued upon the surrender for exchange of Certificates, and such fractional share interests will not entitle the owner thereof to vote or to any other rights of a stockholder of the Company. Any fractional share interest of Company Common Stock shall be rounded up to the nearest whole share.

                  (f) NOTE DENOMINATIONS. Notwithstanding any other provision of this Agreement, Notes shall be issued only in denominations of $2.00 (or, if $2.00 denominations are not commercially reasonable or otherwise practicable, the lowest commercially reasonable and practicable denomination above $2.00) ($2.00 or, if applicable, such higher minimum denomination, the "MINIMUM DENOMINATION") and integral multiples of the Minimum Denomination. Former holders of Shares who are otherwise entitled to receive Notes under this Article II will not be entitled to receive Notes in principal amounts less than the Minimum Denomination, or in principal amounts in excess of the Minimum Denomination (or an integral multiple of the Minimum Denomination) but less than the next highest integral multiple ("FRACTIONAL AMOUNTS") but, instead, will be entitled to receive promptly from the Exchange Agent a cash payment (without any interest) in lieu of Fractional Amounts representing each such former holder's proportionate interest in the net proceeds from the sale by the Exchange Agent on behalf of such former holders of the aggregate Fractional Amounts pursuant to the terms of the Exchange Agent Agreement. Such sale shall be made within ten days after the Effective Time. Such cash payments will be made to each such former holder only upon proper surrender of such former holder's Certificates, together with a properly completed and duly executed transmittal form and any other required documents.

                  (g) TERMINATION OF EXCHANGE AGENT. Any certificates representing shares of Company Common Stock deposited with the Exchange Agent pursuant to Section 2.02(a) and not exchanged within one year after the Effective Time pursuant to this Section 2.02 shall be returned by the Exchange Agent to the Company, which shall thereafter act as Exchange Agent. All funds and Notes, if any, held by the Exchange Agent for payment or delivery to the holders of unsurrendered Certificates and unclaimed at the end of one year from the Effective Time shall be returned to the Company, after which time any holder of unsurrendered Certificates shall look as a general creditor only to the Company for payment of such funds or delivery of such Notes to which such holder may be due, subject to applicable Law. All Notes so returned shall be cancelled by the Company pursuant to the Indenture, without prejudice to any rights of any holder of unsurrendered certificates.

                  (h) NO LIABILITY. The Company shall not be liable to any holder of Shares for any such shares of Company Common Stock (or dividends or distributions with respect thereto), Notes or cash delivered to a public official pursuant to any abandoned property, escheat or similar Law.

                  (i) WITHHOLDING RIGHTS. The Company shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of Shares, such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign Tax Law. To the extent that amounts are so withheld by the Company, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of Shares in respect of which such deduction and withholding was made by the Company.

                  (j) LOST CERTIFICATES. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by the Company, the posting by such person of a bond in such reasonable amount as the Company may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate the shares of Company Common Stock, together with any dividends or other distributions to which the holders thereof are entitled pursuant to Section 2.02(c), Notes, together with cash in lieu of Fractional Amounts and interest and other amounts payable in respect of the Notes pursuant to their terms, and the Cash Consideration deliverable in respect thereof pursuant to this Agreement.

                  SECTION 2.03 STOCK TRANSFER BOOKS. From and after the Effective Time, the stock transfer books of C GP and C Inc. shall be closed and there shall be no further registration of transfers of shares of capital stock of C GP or C Inc. thereafter on the records of C GP or C Inc., as the case may be. On or after the Effective Time, any Certificates presented to the Exchange Agent or the Company for any reason shall be converted into shares of Company Common Stock, together with any dividends or other distributions payable to which the holders thereof are entitled pursuant to Section 2.02(c), Notes, together with cash in lieu of Fractional Amounts and interest and other amounts payable in respect of the Notes pursuant to their terms, and the Cash Consideration.

                                   ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF C GP AND C INC.

                  C GP and C Inc. hereby jointly and severally represent and warrant to the Company and TW that:

                  SECTION 3.01 ORGANIZATION AND QUALIFICATION. (a) Each of C GP and C Inc. is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of C GP and C Inc. is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such failures to be so qualified or licensed and in good standing that would not, individually or in the aggregate, have a material adverse effect on the ability of C GP or C Inc. to perform its obligations hereunder or materially impair or delay the consummation of the transactions contemplated hereby. Each of C GP and C Inc. is, and (when formed) C LLC will be, a "citizen of the United States" as defined in the Federal Aviation Act of 1958, as amended, together with the aviation regulations of the Federal Aviation Administration (the "FAA"), as the same may be in effect from time to time (the "FEDERAL AVIATION ACT").

                  (b) Neither C GP nor C Inc. or C beneficially owns directly or indirectly and, except as expressly contemplated by this Agreement, has agreed to purchase or otherwise acquire, any of the capital stock of or other equity interest in, or any interest convertible into or exchangeable or exercisable for, any of the capital stock or any other equity interest in any corporation, partnership, joint venture or other business association or entity other than C and B. Except as expressly contemplated by the certificate of incorporation and bylaws of C GP and C Inc., the Agreement of Limited Partnership of C, dated as of January 19, 1996, as amended (the "C PARTNERSHIP AGREEMENT"), or this Agreement, (i) there are no outstanding contractual obligations of C, C GP or C Inc. to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any person and (ii) all the partnership interests in C are owned directly by C GP and C Inc., free and clear of all pledges, claims, liens, charges, encumbrances and security interests of any kind or nature whatsoever (collectively, "LIENS"), including, without limitation, in respect of restrictions on the right to vote, sell or otherwise dispose of such capital stock or other ownership interests.

                  SECTION 3.02 CERTIFICATE OF INCORPORATION AND BYLAWS. Each of C GP and C Inc. has heretofore made available to the Company a complete and correct copy of the Certificate of Incorporation and the Bylaws of each of C GP, C Inc. and the C Partnership Agreement. The Certificate of Incorporation and Bylaws of each of C GP and C Inc. and the C Partnership Agreement are each in full force and effect. None of C GP and C Inc. is in violation of any of the provisions of its Certificate of Incorporation or Bylaws.

                  SECTION 3.03 CAPITALIZATION. (a) The authorized capital stock of C GP consists of 1,000 shares of C GP Common Stock. As of the close of business on December 18, 2001, 1,000 shares of C GP Common Stock were issued and outstanding, all of which are validly issued, fully paid and nonassessable. Except as otherwise contemplated by this Agreement, there are no options, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of C GP or obligating C GP to issue, vote or sell any shares of capital stock of, or other equity interests in, C GP. Except as otherwise contemplated by this Agreement, there are no outstanding contractual obligations of C GP to repurchase, redeem or otherwise acquire any shares of capital stock of C GP.

                  (b) The authorized capital stock of C Inc. consists of 100 shares of C Inc. Class A Common Stock and 900 shares of C Inc. Class B Common Stock. As of the close of business on December 18, 2001, 100 shares of C Inc. Class A Common Stock and 900 shares of C Inc. Class B Common Stock were issued and outstanding, all of which are validly issued, fully paid and nonassessable. Except as otherwise contemplated by this Agreement, there are no options, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of C Inc. or obligating C Inc. to issue, vote or sell any shares of capital stock of, or other equity interests in, C Inc. Except as otherwise contemplated by this Agreement, there are no outstanding contractual obligations of C Inc. to repurchase, redeem or otherwise acquire any shares of capital stock of C Inc.

                  (c) C is the sole record owner of 18,181,818 shares of Common Stock, par value $.01 per share, of B (the "B COMMON STOCK") and four shares of Series B Special Preferred Stock, and such shares constitute all of the capital stock of B beneficially owned by C. C has good title to and legal and beneficial ownership of (which may include holding in nominee or "street" name) all of such shares, free and clear of all Liens, claims, options, proxies, voting agreements and security interests (other than as created by this Agreement, the ancillary agreements, the C Contracts (as defined below) and the restrictions on Transfer under applicable Laws). Except for C GP and C Inc., there are no partners of C.

                  SECTION 3.04 AUTHORITY RELATIVE TO THIS AGREEMENT. Each of C GP and C Inc. has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by each of C GP and C Inc. and the consummation by each of C GP and C Inc. of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of each of C GP and C Inc. are necessary to authorize this Agreement or to consummate the transactions contemplated hereby (other than, with respect to the Merger only, the filing of any Certificate of Merger as required by the
DGCL). This Agreement has been (or at closing will be) duly and validly executed and delivered by each of C GP and C Inc. and, assuming the due authorization, execution and delivery by each of the other parties hereto and thereto, constitutes a legal, valid and binding obligation of each of C GP and C Inc., enforceable against each of C GP and C Inc. in accordance with its terms.

                  SECTION 3.05 NO CONFLICT; REQUIRED FILINGS AND CONSENTS. (a) The execution and delivery of this Agreement by each of C GP and C Inc. do not, and the performance of this Agreement by each of C GP and C Inc. and the consummation by each of C GP and C Inc. of the transactions contemplated hereby will not, (i) conflict with or violate its Certificate of Incorporation, Bylaws or the C Partnership Agreement , (ii) assuming that all consents, approvals, authorizations, notifications and other actions identified in Section 3.05(b) have been obtained and all filings and obligations described in Section 3.05(b) have been made or complied with, conflict with or violate any foreign or domestic (federal, state or local) law, statute, ordinance, rule, regulation, order, judgment or decree ("LAW") applicable to C GP, C Inc. or C or by which any property or asset of C GP, C Inc. or C is bound or affected, or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien or other encumbrance on any property or asset of C GP, C Inc. or C pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation, except, with respect to clauses (ii) and (iii), for any such conflicts, violations, breaches, defaults, or other occurrences which would not, individually or in the aggregate, have a material adverse effect on the ability of C GP or C Inc. to perform its obligations hereunder or materially impair or delay the consummation of the transactions contemplated hereby or impair in any respect the ownership of B Common Stock by C or its successors. When consummated, the transfer of the shares of B Series B Special Preferred Stock by B to John W. Adams as contemplated herein will not cause such shares to be converted into B Common Stock and John W. Adams will hold such shares free and clear of all Liens, claims, options, proxies, voting agreements and security interests (other than as created by this Agreement, the ancillary agreements, the C Contracts (as defined below) and the restrictions on Transfer under applicable Laws) .

                  (b) The execution and delivery of this Agreement by each of C GP and C Inc. do not, and the performance of this Agreement by C GP and C Inc. and the consummation by C GP and C Inc. of the transactions contemplated hereby will not, require any consent, approval, authorization or permit of, or filing with or notification to, any United States (federal, state or local) or foreign government or governmental, regulatory or administrative authority, agency or commission ("GOVERNMENTAL AUTHORITY"), except (i) for applicable requirements, if any, of the Securities Act of 1933, as amended (the "SECURITIES ACT"), Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT"), state securities or "blue sky" laws ("BLUE SKY LAWS"), the American Stock Exchange ("AMEX"), the Pacific Stock Exchange ("PSE"), state takeover laws, the pre-merger notification requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder (the "HSR ACT"), the notice requirements of the Federal Communications Commission (the "FCC"), the FAA and the Department of Transportation (the "DOT"), the Worker Adjustment and Retiring Notification Act or any similar state law (collectively, "WARN"), the notice requirements of the Hawaii Dislocated Workers Act, and the filing of any Certificate of Merger as required by the DGCL and (ii) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, have a material adverse effect on the ability of C GP and C Inc. to perform its obligations hereunder or thereunder or materially impair or delay the consummation of the transactions contemplated hereby or thereby or impair in any respect the ownership of B Common Stock by C or its successors.

                  SECTION 3.06 PERMITS; COMPLIANCE. Each of C GP, C Inc. and C possesses all certificates, licenses, permits, authorizations and approvals of Governmental Authorities necessary to own, lease and operate its properties and to conduct the business that each of C GP, C Inc. and C is conducting (collectively, the "C PERMITS"), except where the failure to possess such C Permits would not, individually or in the aggregate, have a material adverse effect on the ability of C GP or C Inc. to perform its obligations hereunder or materially impair or delay the consummation of the transactions contemplated hereby. No suspension or cancellation of any of the C Permits is pending or, to the actual knowledge of either C GP, C Inc. or C, threatened, except where the failure to have, or the suspension or cancellation of, any of the C Permits would not, individually or in the aggregate, have a material adverse effect on the ability of C GP or C Inc. to perform its obligations hereunder or materially impair or delay the consummation of the transactions contemplated hereby or impair in any respect the ownership of B Common Stock by C or its successors. Neither C GP nor C Inc. or C is in conflict with, or in default or violation of
(a) any Law applicable to it or by which any property or asset of it is bound or affected, (b) any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which it is a party or by which it or any property or asset of it is bound or affected or (c) any C Permits, except for any such conflicts, defaults or violations that would not, individually or in the aggregate, have a material adverse effect on the ability of C GP or C Inc. to perform its obligations hereunder or materially impair or delay the consummation of the transactions contemplated hereby or impair in any respect the ownership of B Common Stock by C or its successors.

                  SECTION 3.07 ABSENCE OF LITIGATION. There is no litigation, suit, claim, action or proceeding pending or, to the knowledge of either C GP, C Inc. or C, threatened in writing against either C GP, C Inc. or C, or any property or asset of either C GP, C Inc. or C, before any court, arbitrator or Governmental Authority, domestic or foreign, (i) seeking relief which, if ordered, would, individually or in the aggregate, have a material adverse effect on the ability of C GP or C Inc. to perform its obligations hereunder or materially impair or delay the consummation of the transactions contemplated hereby or impair in any respect the ownership of B Common Stock by C or its successors or (ii) as of the date hereof, seeking relief which, if ordered, would delay or prevent the consummation of any transaction contemplated hereby or impair in any respect the ownership of B Common Stock by C or its successors. Neither C GP, C Inc. or C nor any property or asset of C GP, C Inc. or C is subject to any continuing order of, consent decree, settlement agreement or other similar written agreement with, or, to the knowledge of either C GP, C Inc. or C, continuing investigation by, any Governmental Authority, or any order, writ, judgment, injunction, decree, determination or award of any Governmental Authority or arbitrator having, individually or in the aggregate, a material adverse effect on the ability of C GP or C Inc. to perform its obligations hereunder or materially impair or delay the consummation of the transactions contemplated hereby or impair in any respect the ownership of B Common Stock by C or its successors.

                  SECTION 3.08 OPERATIONS AND LIABILITIES. (a) Each of C GP and C Inc. has engaged in no other business activities, has conducted no other operations and have no assets, properties or rights and no known liabilities or obligations (whether accrued, absolute, contingent or otherwise) other than (i) acting as the general partner and the limited partner, respectively, of, and holding general partnership and limited partnership interests, respectively, in, C, (ii) arising out of or in connection with the activities of C or its representatives on the Board of Directors of B in the business and affairs of B and (iii) as expressly contemplated by this Agreement.

                  (b) C has engaged in no other business activities, has conducted no other operations and has no assets, properties or rights and no known liabilities or obligations (whether accrued, absolute, contingent or otherwise) other than (i) holding 18,181,818 shares of B Common Stock and four shares of B Series B Special Preferred Stock, (ii) conducting the business and affairs of B directly or indirectly through its representatives on the Board of Directors of B, (iii) arising out of or in connection with (1) the Certificate of Incorporation of B, (2) Bylaws of B, (3) that certain Stockholders Agreement, dated as of January 31, 1996, by and among B, C, the Air Line Pilots Association
- Hawaiian Master Executive Council, the Association of Flight Attendants and the International Association of Machinists, (4) that certain Registration Rights Agreement, dated as of January 31, 1996, between B and C, (5) the C Partnership Agreement and (6) the C Voting Agreement ((1)-(6) collectively, the "C CONTRACTS"), (iv) arising out of or in connection with the activities of C or its representatives on the Board of Directors of B in the business and affairs of B and (v) as expressly contemplated by this Agreement and the ancillary agreements. To the knowledge of C GP and C Inc., there is no default under any of the C Contracts, and each of the C Contracts is in full force and effect.

                  SECTION 3.09 TAXES. Each of C GP, C Inc. and C (i) has prepared and timely filed all material Tax Returns required to be filed by it, or requests for extensions to file such Tax Returns have been timely filed, granted and have not expired; (ii) has paid all Taxes required to be shown to be due on such Tax Returns; (iii) is not a party to any Tax sharing agreement or arrangement; (iv) has withheld or collected and paid over to the appropriate Taxing Authorities (or are properly holding for such payment) all Taxes required by Law to be withheld or collected, including but not limited to all employment and payroll Taxes; and (v) as of the date hereof, has neither extended nor waived any applicable statute of limitations with respect to Taxes and has not otherwise agreed to any extension of time with respect to Tax assessment or deficiency. No material deficiencies for any Taxes have been proposed, asserted or assessed by any Taxing Authority against C GP, C Inc. or C that are not adequately reserved for in accordance with U.S. generally accepted accounting principles ("U.S. GAAP"). There are no Liens for Taxes upon the assets of C GP, C Inc. or C except for Taxes that are not yet due and payable. As used in this Agreement, (i) the term "TAX" (including, with correlative meaning, the terms "TAXES" and "TAXABLE") means, with respect to any Person (as defined below), (a) all taxes, domestic or non-U.S., including without limitation any income (net, gross or other, including recapture of any tax items such as investment tax credits), alternative or add-on minimum tax, gross income, gross receipts, gains, sales, use, leasing, lease, user, ad valorem, transfer, recording, franchise, profits, property (real or personal, tangible or intangible), fuel, license, withholding on amounts paid to or by such person, payroll, employment, unemployment, social security, excise, severance, stamp, occupation, premium, environmental or windfall profit tax, custom, duty, value added or other tax, or other like assessment or charge of any kind whatsoever, together with any interest, levies, assessments, charges, penalties, additions to tax or additional amounts imposed by any Taxing Authority, (b) any joint or several liability of such Person with any other Person for the payment of any amounts of the type described in (a) of this definition, and (c) any liability of such Person for the payment of any amounts of the type described in (a) as a result of any express or implied obligation to indemnify any other Person; (ii) the term "TAX RETURN(S)" means all returns, consolidated or otherwise, report or statement (including without limitation informational returns), required to be filed with any Taxing Authority; (iii) the term "TAXING AUTHORITY" means any authority of competent jurisdiction responsible for the imposition of any Tax; and (iv) the term "PERSON" means any corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, or other entity of any kind or nature.

                  SECTION 3.10 TAKEOVER LAWS.

                  (a) No "moratorium", "control share acquisition", "business combination", "fair price" or other form of anti-takeover laws and regulations of any jurisdiction (including Section 203 of the DGCL) apply to this Agreement.

                  (b) The Board of Directors of B, acting on the unanimous recommendation of the Special Committee has, on December 18, 2001, resolved to elect, to the extent permitted by Law, not to be subject to any "moratorium", "control share acquisition", "business combination", "fair price" or other form of anti-takeover laws and regulations of any jurisdiction (including, Section 415-171 and Section 415-172 and Chapter 417E of the HBCA) that may purport to be applicable to this Agreement.

                  (c) The Board of Directors of B has taken all necessary action under the Rights Agreement, dated December 23, 1994, by and between B and ChaseMellon Shareholder Services LLC, as successor to Chemical Trust Company of California, as such agreement has been amended, restated, modified and supplemented from time to time (the "B RIGHTS AGREEMENT") (including any amendment thereof) so that (A) none of the execution, delivery or performance of this Agreement or the consummation of any of the transactions contemplated hereby will cause (1) the rights issued pursuant to the B Rights Agreement to become exercisable, (2) a Distribution Date to occur, (3) Share Acquisition Date to occur, (4) a Section 11(a)(ii) Event to occur or (5) a Section 13(a) Event to occur. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will be exempt from the B Rights Agreement. B has furnished the other parties to this Agreement with a true and correct copy of the resolutions of the Board of Directors of B that has the effects specified in the preceding sentence.

                  SECTION 3.11 BROKERS; EXPENSES. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of C GP, C Inc. or C.

                  SECTION 3.12 RESTRICTIONS ON TRANSFERABILITY. Each of C GP and C Inc. understand and agree that the Company Common Stock and the Notes to be received in connection with the C Merger may not be sold unless they are subsequently registered under the Securities Act and such other securities laws or an exemption from registration under the Securities Act and such other securities laws covering the sale of the Company Common Stock and the Notes to be received in connection with the C Merger is available.

                                   ARTICLE IV

              REPRESENTATIONS AND WARRANTIES OF TW AND THE COMPANY

                  TW and the Company, jointly and severally, hereby represent and warrant to each of C GP and C Inc. that:

                  SECTION 4.01 ORGANIZATION AND QUALIFICATION; OPERATIONS. Each of TW and the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has engaged in no other business activities, have conducted no other operations and have no assets, properties or rights and no liabilities or obligations (whether accrued, absolute, contingent, known or unknown or otherwise) other than as expressly contemplated by this Agreement and the ancillary agreements. Except for the New Company Subsidiaries, each of which is a direct, wholly-owned subsidiary of the Company, neither the Company nor any subsidiary of the Company beneficially owns directly or indirectly and, except as expressly contemplated by this Agreement or the ancillary agreements, has agreed to purchase or otherwise acquire, any of the capital stock of or other equity interest in, or any interest convertible into or exchangeable or exercisable for, any of the capital stock or any other equity interest in any corporation, partnership, joint venture or other business association or entity. Except as expressly contemplated by this Agreement or the ancillary agreements and except for investments in the New Company Subsidiaries not to exceed $4,000 in the aggregate, there are no outstanding contractual obligations of the Company or any subsidiary of the Company to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any person. Each of TW and the Company is a "citizen of the United States" as defined in the Federal Aviation Act.

                  SECTION 4.02 CERTIFICATE OF INCORPORATION AND BYLAWS. The Company heretofore has made available to C GP and C Inc. a complete and correct copy of the Certificate of Incorporation and the Bylaws of the Company. The Certificate of Incorporation and Bylaws of the Company are each in full force and effect. None of TW or the Company is in violation of any of the provisions of its Certificate of Incorporation or Bylaws.

                  SECTION 4.03 CAPITALIZATION. The authorized capital stock of the Company consists of 87,301,151 shares of Company Common Stock, par value $.0001 per share, of the Company. Until immediately before the Effective Time, 13,968,184 shares of Company Common Stock will be the only issued and outstanding shares of capital stock of the Company and will be held exclusively by TW or its permitted assign. Except as otherwise contemplated by this Agreement and the ancillary agreements, there are no options, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of the Company or any of its subsidiaries or obligating the Company or any of its subsidiaries to issue, vote or sell any shares of capital stock of, or other equity interests in, the Company or any of its subsidiaries. Except as otherwise contemplated by this Agreement and the ancillary agreements, there are no outstanding contractual obligations of the Company or any of its subsidiaries to repurchase, redeem or otherwise acquire any shares of capital stock of the Company or any of its subsidiaries.

                  SECTION 4.04 AUTHORITY RELATIVE TO THIS AGREEMENT. Each of TW and the Company has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the ancillary agreements to which it is a party by each of TW and the Company and the consummation by TW and the Company of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of TW or the Company are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by each of TW and the Company assuming, in each case, the due authorization, execution and delivery by each of the other parties hereto and thereto, constitutes a legal, valid and binding obligation of TW and the Company enforceable against TW and the Company in accordance with its terms.

                  SECTION 4.05 NO CONFLICT; REQUIRED FILING AND CONSENT. (a) The execution and delivery of this Agreement by TW and the Company do not, and the performance of this Agreement by TW and the Company will not, (i) conflict with or violate the Certificate of Incorporation or Bylaws of TW or the Company, (ii) assuming that all consents, approvals, authorizations, notifications and other actions described in Section 4.05(b) have been obtained and all filings and obligations described in Section 4.05(b) have been made or complied with, conflict with or violate any Law applicable to TW or the Company or by which any property or asset of TW or the Company is bound or affected, or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien or other encumbrance on any property or asset of TW or the Company pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation, except, with respect to clauses (ii) and (iii), for any such conflicts, violations, breaches, defaults, or other occurrences which would not, individually or in the aggregate, have a material adverse effect on the Company or TW or on the ability of TW or the Company to perform its obligations hereunder or thereunder or materially impair or delay the consummation of the transactions contemplated hereby or thereby.

                  (b) The execution and delivery of this Agreement by TW and the Company do not, and the performance of this Agreement by TW and the Company will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Government Authority, except (i) for applicable requirements, if any, of the Securities Act, the Exchange Act, the Trust Indenture Act, Blue Sky Laws, state takeover laws, the pre-merger notification requirements of the HSR Act, the notice requirements of the FCC, FAA and DOT, WARN, the notice requirements of the Hawaii Dislocated Workers Act and filing of any Certificate of Merger as required by the DGCL and (ii) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications would not, individually or in the aggregate, have a material adverse effect on the Company or TW or on the ability of TW or the Company to perform its obligations hereunder or thereunder or materially impair or delay the consummation of the transactions contemplated hereby or thereby.

                  SECTION 4.06 ABSENCE OF LITIGATION. There is no litigation, suit, claim, action or proceeding pending or, to the knowledge of the Company or TW, threatened in writing against TW or the Company or any property or asset of TW or the Company, before any court, arbitrator or Governmental Authority, domestic or foreign, (i) seeking relief which, if ordered, would, individually or in the aggregate, have a material adverse effect on the Company or TW or (ii) as of the date hereof, seeking relief which, if ordered, would delay or prevent the consummation of any transaction contemplated hereby or by any of the ancillary agreements.

                  SECTION 4.07 REGISTRATION STATEMENT AND PROSPECTUS. None of the information to be supplied in writing by TW or the Company for inclusion or incorporation by reference in the Registration Statement (as defined below), including the Prospectus (as defined below) contained therein, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Registration Statement will comply (with respect to the Company) in all material respects with the provisions of the Securities Act and the Exchange Act.

                  SECTION 4.08 BROKERS. (a) No broker, finder or investment banker (other than as provided in (i) the Advisory Agreement, dated as of the date hereof, among SMC, its principal, John W. Adams, and B (the "SMC/ADAMS ADVISORY AGREEMENT"), (ii) the Advisory Agreement, dated as of the date hereof, between Mercer Management Consulting ("MMC") and the Company (the "MMC ADVISORY AGREEMENT") and (iii) the Advisory Agreement, dated as of the date hereof, between TW and the Company (the "TW ADVISORY AGREEMENT" and, together with the SMC/Adams Advisory Agreement and the MMC Advisory Agreement, the "ADVISORY AGREEMENTS"), is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Company.

                  (b) Except as contemplated by the Advisory Agreements, the Company has not funded, reimbursed or otherwise paid for (and has not agreed, or otherwise undertaken any obligation, to fund, reimburse or otherwise pay for) any fees, costs, expenses or other charges to TW.

                  SECTION 4.09 TAXES. The Company and TW: (i) have properly prepared and timely filed all material Tax Returns required to be filed by them and all such filed Tax Returns are complete and correct in all material respects, or requests for extensions to file such Tax Returns have been timely filed, granted and have not expired; (ii) have paid all Taxes shown to be due on such Tax Returns; (iii) are not parties to any Tax sharing agreement or arrangement other than with each other; (iv) have withheld or collected and paid over to the appropriate Taxing Authorities (or are properly holding for such payment) all Taxes required by Law to be withheld or collected, including but not limited to all employment and payroll Taxes; and (v) as of the date hereof, have neither extended nor waived any applicable statute of limitations with respect to Taxes and have not otherwise agreed to any extension of time with respect to Tax assessment or deficiency. No material deficiencies for any Taxes have been proposed, asserted or assessed by any Taxing Authority against the Company that are not adequately reserved for in accordance with U.S. GAAP. There are no Liens for Taxes upon the assets of the Company except for Taxes that are not yet due and payable.

                  SECTION 4.10 NO OPERATIONS OR LIABILITIES. Except as expressly contemplated or permitted by this Agreement, the Company has not (a) engaged in any business operations or transactions, (b) entered into any contract or agreement or (c) incurred any liabilities.

                                    ARTICLE V

                     CONDUCT OF BUSINESS PENDING THE MERGER

                  SECTION 5.01 CONDUCT OF BUSINESS BY C GP, C INC. AND C PENDING THE MERGER. Prior to the Effective Time (except as expressly contemplated, required or permitted by this Agreement or the ancillary agreements, or to the extent that the Company shall otherwise consent in writing, which consent shall not be unreasonably withheld), each of C GP, C Inc. and C shall not engage in any operations or transactions or otherwise conduct any activities or enter into any contracts or arrangements. Notwithstanding the foregoing, but subject to the C Voting Agreement, C GP, C Inc. and C may continue to (i) conduct the business and affairs of B directly or indirectly through its representatives on the Board of Directors of B and by exercising its other governance rights and obligations,
(ii) exercise its rights and perform its obligations under any of the C Contracts, and (iii) conduct all of the activities that are related to the 18,181,818 shares of B Common Stock and four shares of B Series B Special Preferred Stock held by C; PROVIDED, that C GP and C Inc. shall cause the statements made in Section 3.03 to continue to be true and correct to the Effective Time, including the statements made therein as of December 18, 2001, which shall continue to be true and correct to the Effective Time as if made on and as of such subsequent dates.

                  SECTION 5.02 CONDUCT OF BUSINESS BY THE COMPANY PENDING THE MERGER. Prior to the Effective Time (except as expressly contemplated, required or permitted by this Agreement or any ancillary agreements, or to the extent that C GP and C Inc. shall otherwise consent in writing, which consent shall not be unreasonably withheld), the Company shall not engage in any operations or transactions or otherwise conduct any activities or enter into any contracts or agreements.

                                   ARTICLE VI

                              ADDITIONAL AGREEMENTS

                  SECTION 6.01 REGISTRATION STATEMENT; TRUST INDENTURE ACT QUALIFICATION. (a) As promptly as practicable after the execution of this Agreement, (i) the Company shall prepare, and, with the cooperation of C GP and C Inc., the Company shall file with the SEC for the benefit of C LLC from and after the Closing Date, a registration statement to effect a continuous offering pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the Securities and Exchange Commission ("SEC") either (i) on Form S-3, or any successor form, if the Company is then eligible to use Form S-3 or such successor form or (ii) on Form S-1, or any successor form (together with all amendments thereto, the "REGISTRATION STATEMENT"), which shall include a Prospectus ("PROSPECTUS"), in connection with the registration under the Securities Act of such number of shares of Company Common Stock and such principal amount of Notes to be received by C LLC in connection with the Merger that the Company has been so requested (prior to the Effective Time) to register for disposition by C LLC, or if no number has been requested within 15 days of the date hereof, all of such shares of Company Common Stock and Notes shall be included in the Registration Statement. The Prospectus shall satisfy the prospectus delivery requirements under the Securities Act applicable to the sale on and after the Closing Date of such number of shares of Company Common Stock and such principal amount of Notes requested to be registered by C LLC. The Company shall use its best efforts to have the Registration Statement declared effective by the SEC as promptly as practicable on or after the Closing Date and to keep the Registration Statement effective until such time as all of such shares of Company Common Stock and Notes have been disposed of in accordance with the intended methods of disposition by C LLC, and, prior to the effective date of the Registration Statement, the Company, C GP and C Inc. shall take all or any action required under any applicable federal or state securities Laws in connection with the registration of such shares of Company Common Stock and such Notes. Each of the Company and C GP and C Inc., on behalf of C LLC, shall furnish all information concerning itself as the other parties may reasonably request in connection with such actions and the preparation of the Registration Statement. The registration of the shares of Company Common Stock and Notes pursuant to this Section 6.01 shall be made upon the terms and subject to the conditions set forth in the form of Registration Rights Agreement attached to the A/B Merger Agreement as EXHIBIT B as if such Registration Rights Agreement were valid and in full force and effect as of the date hereof; PROVIDED, HOWEVER, that such registration shall not be counted for purposes of the number of requests for registration to which C LLC would be entitled pursuant to
Section 2.1 thereof.

                  (b) The Company shall enter into an indenture with a trustee pursuant to which the Notes shall be issued and the parties shall use all reasonable efforts to cause the indenture to be qualified under the Trust Indenture Act and to cause all necessary filings with the SEC (including those by the trustee) to be promptly made in this regard.

                  SECTION 6.02 CONFIDENTIALITY. (a) All information obtained by one party from another ("CONFIDENTIAL INFORMATION") shall be kept confidential, and shall not (except as required by applicable Law or legal process, and only after compliance with Section 6.02(b) below), without the prior written consent of the other parties, disclose any Confidential Information in any manner whatsoever or disclose to any person the fact that the Confidential Information exists or has been made available, and shall not use any Confidential Information other than in connection with the Merger; PROVIDED, HOWEVER, that such party may reveal the Confidential Information to its respective officers, directors, employees, accountants, consultants, legal counsel, financial advisors, agents and other representatives (collectively, "REPRESENTATIVES") (i) who need to know the Confidential Information for the purpose of post-consummation coordination of the operations of the Company, (ii) who are informed by such other party of the confidential nature of the Confidential Information and (iii) who agree to act in accordance with the terms of this
Section 6.02. Each of the Company, C GP and C Inc. shall cause its Representatives to observe the terms of this Section 6.02, and each of the Company, C GP and C Inc. shall be responsible for any breach of this Section
6.02 by any of its Representatives.

                  (b) In the event that any of the Company, C GP or C Inc. or any of their respective Representatives are requested pursuant to, or required by, applicable Law or legal process to disclose any of the Confidential Information, it shall notify the other parties promptly so that such other parties may seek a protective order or other appropriate remedy or, in the sole discretion of such other parties, waive compliance with the terms of this
Section 6.02. In the event that no such protective order or other remedy is obtained, or that the Company does not waive compliance with the terms of this
Section 6.02 agreement, it shall furnish only that portion of the Confidential Information which it is advised by counsel is legally required and shall exercise all reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information.

                  (c) No investigations pursuant to this Section 6.02 shall affect or be deemed to modify any representations or warranties hereunder.

                  SECTION 6.03 FURTHER ACTION; CONSENTS; FILINGS. (a) Upon the terms and subject to the conditions hereof, each of the parties hereto shall use all commercially reasonable efforts and shall cooperate fully with each other to
(i) take, or cause to be taken, all appropriate action, and do, or cause to be done, and assist and cooperate with the other party in doing, all things necessary, proper or advisable under applicable Law or otherwise to cause the satisfaction of the conditions in Article VII and to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by this Agreement, (ii) obtain from Governmental Authorities in the most expeditious manner practicable any consents, licenses, permits, waivers, approvals, authorizations, clearances or orders required to be obtained or made by the Company, C GP or C Inc. or any of their respective affiliates in connection with the consummation of the Merger and the other transactions contemplated by this Agreement, (iii) make as promptly as possible all necessary filings, and thereafter make any other required or advisable submissions, with respect to this Agreement and the transactions contemplated hereby required under (A) the Securities Act, Exchange Act, the Trust Indenture Act and the respective rules and regulations thereunder and any other applicable federal or state securities Laws, (B) the HSR Act and (C) any other applicable Law and (iv) obtain in the most expeditious manner practicable the consent, approval or appropriate waiver, as the case may be, of each person whose consent or approval is required in connection with the Merger or the consummation of the transactions contemplated by this Agreement, under all material agreements or instruments to which C GP or C Inc. is a party.

                  (b) Without limiting Section 6.03(a), each of the Company, C GP and C Inc. shall use all reasonable efforts to avoid the entry of, or to have vacated, lifted, reversed or overturned any decree, judgment, injunction, ruling or other order (whether preliminary or permanent) or any other judicial, administrative or legislative action or proceeding (an "ORDER") that would restrict, prevent or prohibit the consummation of the Merger or any of the other transactions contemplated hereby on or before the date defined in Section 8.01(b), including, without limitation, by pursuing all available avenues of administrative and judicial appeal and all available legislative action. In addition, notwithstanding the foregoing paragraphs of this Section 6.03, nothing in this Agreement shall require C GP, C Inc., the Company or TW to contest any injunction (other than a temporary restraining order) issued by a court of competent jurisdiction in a proceeding initiated by a Governmental Authority.

                  SECTION 6.04 NOTIFICATION REQUIREMENTS. Each of the Company, TW, C GP and C Inc. shall give prompt notice to the others of (i) any representation or warranty made by it herein or in any other document or instrument executed and delivered in connection herewith, that is qualified as to materiality becoming untrue or inaccurate in any respect or any such representation or warranty that is not so qualified becoming untrue or inaccurate in any material respect, (ii) the failure by it to comply with or satisfy in any material respect any covenant, obligation or agreement to be complied with or satisfied by it under this Agreement or any other document executed and delivered by it in connection herewith or therewith, or (iii) any development that may render any of the conditions in Article VII incapable of being satisfied before the date set forth in Section 8.01(b); PROVIDED, HOWEVER, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.

                  SECTION 6.05 PLAN OF REORGANIZATION. (a) After due investigation, no party hereto is aware of any fact or circumstance that would prevent the Merger from qualifying as a reorganization within the meaning of
Section 368(a) of the Code. From and after the date hereof and until the Effective Time, each party hereto shall use its reasonable best efforts to cause the Merger to qualify as a reorganization under Section 368(a) of the Code and to obtain the opinions of counsel referred to in Section 7.01(h). None of the parties hereto will knowingly take any actions or cause any actions to be taken which could prevent the Merger from qualifying as a reorganization under Section 368(a) of the Code. Following the Effective Time, none of the parties shall knowingly take (or permit any of its affiliates to take) any action or knowingly cause any action to be taken which would cause the Merger to fail to qualify as a reorganization under Section 368(a) of the Code.

                  (b) Notwithstanding anything herein to the contrary, if the opinions of counsel referred to in clause (i) of Section 7.01(h) cannot be obtained, the parties agree that the Merger shall be effected as follows: immediately prior to the Effective Time, (i) each of C GP and C Inc. will be merged with separate wholly-owned subsidiaries of the Company to be formed pursuant to the DGCL, with C GP and C Inc. as the surviving corporations in each such merger, (ii) pursuant to the mergers described in the preceding clause, C LLC shall have its shares of C GP Common Stock and C Inc. Common Stock converted in the aggregate into the right to receive 18,181,818 shares of Company Common Stock, Notes with an aggregate principal amount of $36,363,636 (subject to adjustment as provided in this Agreement in respect of minimum denominations of Notes) and the Cash Consideration, and (iii) the surviving corporations in the mergers described in the preceding clause (i) shall be merged with and into the Company, with the Company as the surviving corporation in each such merger. Articles I and II shall apply to the mergers under this Section 6.05(b), MUTATIS MUTANDIS.

                  SECTION 6.06 PUBLIC ANNOUNCEMENTS. The initial press release relating to this Agreement and the transactions contemplated hereby shall be a joint press release issued by the parties. Thereafter the Company shall manage all public announcements relating thereto, and C GP and C Inc. shall not, unless otherwise required by applicable Law (including requirements of stock exchanges and other similar regulatory bodies) after prior notice to the other parties to the extent practicable, issue any press release, advertisement or other public announcement, or otherwise make any public statements with respect to this Agreement or the transactions contemplated hereby without the consent of the Company, which consent shall not be unreasonably withheld or delayed.

                  SECTION 6.07 CONVEYANCE TAXES. The Company, C GP and C Inc. shall cooperate in the preparation, execution and filing of all returns, questionnaires, applications or other documents regarding any real property transfer or gains, sales, use, transfer, value added, stock transfer and stamp taxes, any transfer, recording, registration and other fees, and any similar taxes which become payable in connection with the transactions contemplated hereby that are required or permitted to be filed on or before the Effective Time.

                  SECTION 6.08 LISTING APPLICATION. The Company shall promptly prepare and submit to each of the AMEX and the PSE, or such other national securities exchange as the Company, C GP and C Inc. shall determine, a listing application covering the shares of Company Common Stock issuable in connection with the Merger, and shall use their respective reasonable efforts to obtain, prior to the Effective Time, approval for the listing on such exchanges of such Company Common Stock, subject to official notice of issuance, it being understood that such listing application may take the form of a continuation or succession to B's listing application on the AMEX and the PSE. The parties shall have no obligations with respect to any listing of the Notes.

                  SECTION 6.09 TAKEOVER STATUTE. If any "fair price," "moratorium," "control share acquisition" or other form of anti-takeover statute or regulation shall become applicable to the transactions contemplated hereby or by the ancillary agreements, C GP and C Inc. shall, and shall cause the members of the Board of Directors of B to, grant such approvals and take such actions as are reasonably necessary so that the transactions contemplated hereby or by the ancillary agreements may be consummated as promptly as practicable on the terms contemplated hereby and to eliminate or minimize the effects of such statute or regulation on the transactions contemplated hereby or by the ancillary agreements.

                                   ARTICLE VII

                            CONDITIONS TO THE MERGER

                  SECTION 7.01 CONDITIONS TO THE OBLIGATIONS OF EACH PARTY. The obligations of each party to consummate the Merger and the other transactions contemplated hereby are subject to the satisfaction on or prior to the Closing Date of the following conditions:

                  (a) each party to the A/B Merger Agreement shall have satisfied or waived each condition to the consummation of the A/B Mergers and the other transactions contemplated by the A/B Merger Agreement and by the ancillary agreements set forth in Article VIII of the A/B Merger Agreement;

                  (b) the waiting period (and any extension thereof), if any, applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated;

                  (c) no Governmental Authority or court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law, rule, regulation, executive order or Order which is then in effect and has the effect of prohibiting consummation of the Merger or the A/B Mergers and no Governmental Authority shall have instituted any judicial or administrative proceeding which continues to be pending seeking any such result;

                  (d) the Indenture pursuant to which the Notes are to be issued shall have been qualified under the Trust Indenture Act;

                  (e) the shares of Company Common Stock issuable in the Merger pursuant to Article II shall have been authorized for listing on the AMEX and PSE, or such other national securities exchange as may be selected pursuant to the terms of the A/B Merger Agreement, subject only to official notice of issuance;

                  (f) all authorizations, consents, orders or approvals of, or declarations or filings with, or expiration of waiting periods imposed by, or notifications to, any Governmental Authority required by Law in connection with the execution, delivery and performance of this Agreement, shall have been obtained, filed, expired or given, except for filings in connection with the Merger and any other documents required to be filed after the Effective Time, except to the extent that the failure to receive such authorization, consent, order, approval, filing or registration would not have a material adverse effect on the combined business that would have otherwise resulted from the consummation of the Merger and the A/B Mergers;

                  (g) each of the parties to the Stockholders Agreements shall have executed and delivered each such agreement in the forms attached to the A/B Merger Agreement as EXHIBIT A and EXHIBIT B, respectively; and

                  (h) Each of the Company, C GP and C Inc. shall have received a written opinion from Paul, Weiss, Rifkind, Wharton & Garrison to the effect that
(i) the Merger will be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code, which opinions may rely upon such certificates of the Company, and C GP and C Inc. as are customary for such opinions, including certificates substantially in the forms attached hereto as EXHIBIT A and EXHIBIT B or (ii) if the Merger is effected pursuant to the structure described in Section 6.05(b), then no gain or loss will be recognized by any of C GP, C Inc. or the Company as a result of the Merger.

                  SECTION 7.02 CONDITIONS TO THE OBLIGATIONS OF C GP AND C INC.. The obligations of C GP and C Inc. to consummate the Merger and the other transactions contemplated hereby are subject to the satisfaction of the following further conditions:

                  (a) each of the representations and warranties of TW and the Company contained in this Agreement or the ancillary agreements that is qualified as to materiality shall be true and correct, and each that is not so qualified shall be true and correct in all material respects, as of the Effective Time, as though made on and as of the Effective Time (or, in the case of those representations and warranties which address matters only as of a particular date, as of such date), and C GP and C Inc. shall have received a certificate of the Chairman, President or Chief Executive Officer of the Company to such effect; and

                  (b) each of TW and the Company shall have performed or complied in all material respects with all agreements and covenants required by this Agreement or the ancillary agreements to be performed or complied with by it on or prior to the Effective Time, and C GP and C Inc. shall have received a certificate of the Chairman, President or Chief Executive Officer of the Company to such effect.

                  SECTION 7.03 CONDITIONS TO THE OBLIGATIONS OF THE COMPANY. The obligations of the Company to consummate the Merger and the other transactions contemplated hereby are subject to the satisfaction (or waiver) of the following further conditions:

                  (a) each of the representations and warranties of C GP and C Inc. contained in this Agreement that is qualified as to materiality shall be true and correct, and each that is not so qualified shall be true and correct in all material respects, as of the Effective Time as though made on and as of the Effective Time (or, in the case of those representations and warranties which address matters only as of a particular date, as of such date), and the Company shall have received a certificate of the Chairman, President or Executive Vice President of C GP and C Inc. to such effect; and

                  (b) each of C GP and C Inc. shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time, and the Company shall have received a certificate of the Chairman, President or Executive Vice President of each of C GP and C Inc. to that effect.

                                  ARTICLE VIII

                        TERMINATION, AMENDMENT AND WAIVER

                  SECTION 8.01 TERMINATION. This Agreement may be terminated and the Merger and the other transactions contemplated by this Agreement may be abandoned at any time prior to the Effective Time and notwithstanding that any requisite approval and adoption of this Agreement and the transactions contemplated hereby has been obtained prior to such termination, as follows:

                  (a) by mutual written consent duly authorized by the Boards of Directors of each of the Company, C GP and C Inc.;

                  (b) by the Company, C GP and C Inc., by written notice to the other parties, if either (i) the Effective Time shall not have occurred on or before the date specified in Section 9.01(b)(i) of the A/B Merger Agreement, as such date may be extended by the parties thereto; PROVIDED, HOWEVER, that the right to terminate this Agreement under this Section 8.01(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Effective Time to occur on or before such date; or (ii) any Order permanently enjoining, restraining or otherwise prohibiting the consummation of the Merger shall have become final and nonappealable;

                  (c) by C GP and C Inc., by written notice to the Company, if there has been a breach of any representation, warranty, covenant or agreement on the part of TW or the Company set forth in this Agreement or any ancillary agreement, or if any representation or warranty of TW or the Company shall have become untrue, in either case such that the conditions set forth in Section 8.02(a) or Section 8.02(b) would not be satisfied ("TERMINATING COMPANY BREACH"); PROVIDED, HOWEVER, that, if such Terminating Company Breach is curable by the Company within 30 days through the exercise of its best efforts and for so long as the Company continues to exercise such best efforts, C GP and C Inc. may not terminate this Agreement under this Section 8.01(c) during such 30-day period;

                  (d) by the Company, by written notice to C GP and C Inc., if there has been a breach of any representation, warranty, covenant or agreement on the part of C GP or C Inc. set forth in this Agreement, or if any representation or warranty of C GP and C Inc. shall have become untrue, in either case such that the conditions set forth in Section 8.03(a) or Section 8.03(b) would not be satisfied (a "TERMINATING C BREACH"); PROVIDED, HOWEVER, that, if such Terminating C Breach is curable by C GP and C Inc. within 30 days through the exercise of its best efforts and for so long as C GP and C Inc. continues to exercise such best efforts, the Company may not terminate this Agreement under this Section 8.01(d) during such 30-day period; or

                  (e) immediately without the need for any further action by any of the parties hereto if the A/B Merger Agreement is terminated for any reason whatsoever.

                  The right of any party hereto to terminate this Agreement pursuant to this Section 8.01 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any party hereto, any person controlling any such party or any of their respective officers or directors, whether prior to or after the execution of this Agreement.

                  SECTION 8.02 EFFECT OF TERMINATION. Except as provided in
Section 9.01, in the event of termination of this Agreement pursuant to Section 8.01, this Agreement shall forthwith become void, there shall be no further liability under this Agreement on the part of the Company, C GP or C Inc. or any of their respective officers or directors and all rights and obligations of each party hereto shall cease, subject to the 6.02 and the terms of the Expense Payment Agreement, but such termination shall be without prejudice to claims arising from willful breaches of this Agreement and or any of the ancillary agreements before termination.

                  SECTION 8.03 AMENDMENT. This Agreement may be amended by the parties hereto by action taken by or on behalf of their respective Boards of Directors and stockholders at any time prior to the Effective Time. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

                  SECTION 8.04 WAIVER. At any time prior to the Effective Time, any party hereto may (a) extend the time for the performance of any obligation or other act of any other party hereto, (b) waive any inaccuracy in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any agreement or condition contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed only by the party or parties to be bound thereby.

                  SECTION 8.05 EXPENSES. Except as provided in this Section 8.05, 6.01 and the Expense Payment Agreement dated as of November, 2001 among A, B and TW (the "EXPENSE PAYMENT AGREEMENT"), whether or not the Merger and the other transactions contemplated hereby are consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby including, without limitation, the fees and disbursements of counsel, financial advisors and accountants, shall be paid by the party incurring such costs and expenses. Each of the parties to the Expense Payment Agreement that is a party to this Agreement agrees to apprise the other parties thereto promptly of any expenses incurred by such party that are reimbursable under the Expense Payment Agreement and to cause such party's advisors, whose fees and expenses are covered by such agreement, to submit promptly invoices to such party for fees and expenses. All payments under this Section 8.05 shall be made by wire transfer of immediately available U.S. dollar funds to an account designated by the party or parties to whom such payments are to be made.

                                   ARTICLE IX

                               GENERAL PROVISIONS

                  SECTION 9.01 NON-SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. The representations, warranties and agreements in this Agreement and in any certificate delivered pursuant hereto shall terminate at the Effective Time or upon the termination of this Agreement pursuant to Section 8.01, as the case may be, except that the agreements that by their terms contemplate performance at or after the Effective Time shall survive the Effective Time and those set forth in Sections 6.02, 8.02 and 8.05 and Article IX shall survive termination.

                  SECTION 9.02 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon delivery) by delivery, by facsimile transmission and by courier service (with proof of service), hand delivery or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 9.02):

                  if to C GP or C Inc.:

                       Airline Investors Partnership, L.P.
                       c/o Smith Management Company
                       885 Third Avenue, 34th Floor
                       New York, NY 10022
                       Telecopier No.:  (212) 751-9501
                       Attention:  John W. Adams

                  with copies to:

                       Paul, Weiss, Rifkind, Wharton & Garrison
                       1285 Avenue of the Americas
                       New York, New York 10019-6064
                       Telecopier No.:  (212) 373-2085
                       Attention:  Judith R. Thoyer, Esq.

                  if to the Company:

                       TurnWorks Acquisition III, Inc.
                       1330 Lake Robbins Dr.
                       Suite 205
                       The Woodlands, TX  77380
                       Attention:  Chief Executive Officer and President

                  with a copy to:

                       Cleary, Gottlieb, Steen & Hamilton
                       One Liberty Plaza
                       New York, New York 10006
                       Telecopier No.:  (212) 225-3999
                       Attention:  Michael Ryan, Esq. and Ethan Klingsberg, Esq.

                  SECTION 9.03 CERTAIN DEFINITIONS. For purposes of this Agreement, the term:

                  (a) "AFFILIATE" of a specified person means a person who directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, such specified person;

                  (b) "ANCILLARY AGREEMENTS" means the A/B Merger Agreement, the Voting Agreements, the Stockholders Agreements, the Management Agreements (as defined in the A/B Merger Agreement), the CEO Employment Agreement (as defined in the A/B Merger Agreement), the Advisory Agreements, the Stock Purchase Agreements referred to in Sections 2.01(a)(ii) and 2.01(a)(iii) of the A/B Merger Agreement.

                  (c) "BUSINESS DAY" means any day on which the principal offices of the SEC in Washington, D.C. are open to accept filings, or, in the case of determining a date when any payment is due, any day on which banks are not required or authorized to close in the City of New York;

                  (d) "CONTROL" (including the terms "CONTROLLED BY" and "UNDER COMMON CONTROL WITH") means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, as trustee or executor, by contract or credit arrangement or otherwise;

                  (e) "KNOWLEDGE" or "KNOWN" means, with respect to any matter in question, the actual knowledge of (i) in the case of C GP or C Inc., the sole stockholder of C GP and (ii) in the case of the Company or TW, the President of the Company or TW;

                  (f) "PERSON" means an individual, corporation, partnership, limited partnership, syndicate, person (including, without limitation, a "PERSON" as defined in Section 13(d)(3) of the Exchange Act), trust, association or entity or government, political subdivision, agency or instrumentality of a government; and

                  (g) "SUBSIDIARY" or "SUBSIDIARIES" of any person means any corporation, partnership, joint venture or other legal entity of which such person (either alone or through or together with any other subsidiary), owns, directly or indirectly, more than 50% of the stock or other equity interests, the holders of which are generally entitled to vote for the election of the Board of Directors or other governing body of such corporation or other legal entity.

                  SECTION 9.04 ASSIGNMENT; BINDING EFFECT; BENEFIT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be transferred by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties except that TW may, upon prior written notice to the parties, transfer its rights and/or obligations, in whole or in part, to one or more affiliates or immediate relatives of any such affiliate or one or more affiliates of or trusts for the benefit of any such affiliates or immediate relatives (it being understood that no such transfer shall relieve TW of its obligations hereunder). Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, except for
Section 6.01 Registration Statement, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement. Section 6.01 may be enforced by the beneficiaries thereof.

                  SECTION 9.05 INCORPORATION OF EXHIBITS. All Exhibits attached hereto and referred to herein are hereby incorporated herein and made a part hereof for all purposes as if fully set forth herein.

                  SECTION 9.06 SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

                  SECTION 9.07 GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State. Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of any Delaware state court located in the city of Wilmington if any dispute arises under this Agreement, the ancillary agreements or any transaction contemplated hereby or thereby, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any action, suit or proceeding relating to this Agreement, the ancillary agreements or any transaction contemplated hereby or thereby in any court other than any such court, (iv) waives any right to trial by jury with respect to any action; suit or proceeding related to or arising out of this Agreement, the ancillary agreements or any transaction contemplated hereby or thereby, (v) waives any objection to the laying of venue of any action, suit or proceeding arising out this Agreement, the ancillary agreements or any transaction contemplated hereby or thereby in any such court, (vi) waives and agrees not to plead or claim that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum and (vii) agrees that a final judgment in any such action, suit or proceeding in any such court shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by applicable law.

                  SECTION 9.08 HEADINGS. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

                  SECTION 9.09 COUNTERPARTS. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                  SECTION 9.10 ENTIRE AGREEMENT. This Agreement (including the Exhibits), the ancillary agreements and the Expense Payment Agreement, constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon any party hereto unless made in writing and signed by all parties hereto.

SECTION 9.11 MUTUAL DRAFTING. Each party hereto has participated in the drafting of this Agreement, which each party acknowledges is the result of extensive negotiations between the parties.

                  IN WITNESS WHEREOF, C GP, C Inc., the Company and TW have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                     AIP GENERAL PARTNER, INC.


                                     By    /s/ John W. Adams
                                          --------------------------------------
                                          Name:  John W. Adams
                                          Title: President


                                     AIP, INC.


                                     By     /s/ John W. Adams
                                          --------------------------------------
                                          Name:  John W. Adams
                                          Title: Executive Vice President


                                     TURNWORKS ACQUISITION III, INC.


                                     By    /s/ Gregory D. Brenneman
                                          --------------------------------------
                                          Name:  Gregory D. Brenneman
                                          Title: President


                                     TURNWORKS, INC.


                                     By    /s/ Gregory D. Brenneman
                                          --------------------------------------
                                          Name:  Gregory D. Brenneman
                                          Title: President